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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

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                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

                         Date of Report: April 15, 2008
                        (Date of Earliest Event Reported)
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                                Osteologix, Inc.
             (Exact name of registrant as specified in its charter)

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            Delaware                333-112754             32-0104570
  (State or other jurisdiction     (Commission            (IRS Employer
        of incorporation)          File Number)         Identification No.)


                   425 Market Street                      94105
               San Francisco, California                (Zip Code)
       (Address of principal executive offices)

        Registrant's telephone number, including area code (415) 955-2700


         (Former name or former address, if changed since last report.)

                                  ------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02.   Departure of Directors or Certain Officers; Election of Directors;
Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

     As referenced in the Current Report filed by Osteologix, Inc. (the Company) on March 24, 2008, the Company entered into a letter agreement, dated April 15, 2008, with Matthew M. Loar (the "Letter Agreement") regarding his resignation as the Company's Chief Financial Officer, effective May 1, 2008. Pursuant to the terms of the Letter Agreement, Mr. Loar has agreed to provide services to the Company as a consultant for up to ten hours per month from May 2, 2008, through September 1, 2008, in exchange for continued exercisability and vesting of the option to purchase up to 400,000 shares of the Company's common stock granted as of September 1, 2006 as allowed under the Company's equity incentive plan. For any consulting services provided by Mr. Loar in excess of ten hours per month, the Company has agreed to pay Mr. Loar $200 per hour if approved in advance and invoiced by Mr. Loar. Additionally, the Company has agreed to pay certain incentive cash bonuses to Mr. Loar for future services rendered in connection with certain filings by the Company with the U.S. Securities and Exchange Commission which are due after May 1, 2008. The Company and Mr. Loar also agreed to a mutual release of claims.

     The foregoing description does not purport to be complete and is qualified by the full text of the Letter Agreement, a copy of which is attached as Exhibit
10.1 and is incorporated herein by reference.


Item 9.01.   Financial Statements and Exhibits.

       (d)   Exhibits

Exhibit No.  Document
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10.1         Letter Agreement, dated April 15, 2008, by and between the Company and Matthew M. Loar



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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                 OSTEOLOGIX, INC.




                                 By:   /s/ Philip J. Young
                                       -----------------------------------------
                                       Philip J. Young
                                       President and Chief Executive Officer


Date: April 18, 2008